UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date  of  Report  (Date  of  earliest event reported):
                                December 14, 1999



                           Exigent International, Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                      333-5733                59-3379927
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)



             -----------------------------------------------------



                                 1225 Evans Road
                          Melbourne, Florida 32904-2314
                                   407-952-7550
    (Address, zip code and telephone number of principal executive offices)






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Item 5.  Other Events

         On December 13, 1999 Exigent International, Inc. announced that it had consummated the acquisition of GEC North America Corporation. GEC North America, based in Charlotte, NC, provides Oracle(R) Application consulting and implementation services to large and medium-sized clients in discrete and process manufacturing, distribution, and general business industries. The text of the press release is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c)      The following documents are furnished as exhibits to this report:

Exhibit                                                                   Page
Number            Description                                             Number
-------           -----------                                             ------
    99            Press Release of the Registrant,                           4
                  dated December 13, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Exigent International, Inc.
Dated:
December 14, 1999                 By:    /s/ B.R. Smedley
                                        ----------------------------------------
                                  B.R. "Bernie" Smedley, Chief Executive Officer